UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 18, 2010

CHOICE HOTELS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-13393	52-1209792
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

10750 Columbia Pike, Silver Spring, Maryland	20901
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (301) 592-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

On August 18, 2010, Choice Hotels International, Inc. (the “Company”) entered into an underwriting agreement (attached hereto as Exhibit 1.1 and incorporated herein by reference) (the “Underwriting Agreement”) relating to the underwritten offering of $250,000,000 aggregate principal amount of its 5.70% Senior Notes due 2020 (the “Senior Notes”), among the Company and Goldman, Sachs & Co., J.P. Morgan Securities Inc. and Wells Fargo Securities, LLC, as representatives of the several underwriters named in the Underwriting Agreement (the “Underwriters”). The Senior Notes are guaranteed by the Company’s subsidiaries that also guarantee the Company’s obligations under its senior unsecured revolving credit facility. The Company registered the offering and sale of the Senior Notes under the Securities Act of 1933, as amended, pursuant to an automatic shelf registration statement (the “Registration Statement”) on Form S-3 (File Nos. 333-168914 and 333-168914-01 through 333-168914-08). The Underwriting Agreement contains customary representations, warranties and agreements by the Company and customary conditions to closing, indemnification obligations of the Company and the Underwriters, including for liabilities under the Securities Act of 1933, as amended, other obligations of the parties and termination provisions. The closing of the Senior Notes offering is expected to occur on or about August 25, 2010.

The Company and its subsidiaries maintain ordinary banking and commercial relationships with the Underwriters and their affiliates, for which they receive customary fees.

The offering is more fully described in the prospectus supplement, dated August 18, 2010 and filed with the Securities and Exchange Commission (the “Commission”) on August 19, 2010, to the accompanying prospectus filed with the Commission on August 18, 2010, as part of the Registration Statement. The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the Underwriting Agreement which is filed as Exhibit 1.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is filed herewith:

1.1	Underwriting Agreement dated August 18, 2010 among Choice Hotels International, Inc., the subsidiary guarantors party thereto, Goldman, Sachs & Co., J.P. Morgan Securities Inc. and Wells Fargo Securities, LLC, as representatives of the several underwriters

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 24, 2010	/s/ David L. White
David L. White
Senior Vice President, Chief Financial Officer & Treasurer

EXHIBIT INDEX

1.1	Underwriting Agreement dated August 18, 2010 among Choice Hotels International, Inc., the subsidiary guarantors party thereto, Goldman, Sachs & Co., J.P. Morgan Securities Inc. and Wells Fargo Securities, LLC, as representatives of the several underwriters